Exhibit (s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of June 2012.

/s/ William M. Kahane
William M. Kahane
Trustee

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared William M. Kahane, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of June, 2012.

/s/ Elizabeth Nicole Hanson
Notary Public

My commission expires:	4/23/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June 2012.

/s/ Christopher Pike
Christopher Pike
Vice President

STATE OF NEW YORK	)
) ss:
COUNTY OF WESTCHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher Pike, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Jacqueline Carozza
Notary Public

My commission expires:	07/11/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June 2012.

/s/ Mark Auerbach
Mark Auerbach
Trustee

STATE OF NEW JERSEY	)
) ss:
COUNTY OF ATLANTIC	)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Auerbach, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Rosemary Colanero
Notary Public

My commission expires:	08/11/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of June, 2012.

/s/ Robin Ann Ferracone
Robin Ann Ferracone
Trustee

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Robin Ann Ferracone, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of June, 2012.

/s/ Lisa Marie Battisti
Notary Public

My commission expires:	07/25/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June, 2012.

/s/ Stanley R. Perla
Stanley R. Perla
Trustee

STATE OF NEW JERSEY	)
) ss:
COUNTY OF MORRIS	)

Before me, a Notary Public, in and for said county and state, personally appeared Stanley R. Perla, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Stephanie D. Pangaro
Notary Public
My commission expires:	12/01/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June, 2012.

/s/ Barry Skolnick
Barry Skolnick
President, Treasurer and Secretary

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Barry Skolnick, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Lisa Marie Battisti
Notary Public
My commission expires:	07/25/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June, 2012.

/s/ Gerard Scarpati
Gerard Scarpati
Chief Financial Officer and Chief Compliance Officer
Officer

COMMONWEALTH OF PENNSYLVANIA	)
) ss:
COUNTY OF CHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Gerard Scarpati, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Eric L. Johnson
Notary Public
My commission expires:	12/06/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 12th day of June, 2012.

ATTEST:	AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND

By:	/s/ Christopher Pike	/s/ Barry Skolnick
	Christopher Pike, Vice President	Barry Skolnick, President

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Barry Skolnick, President, and Christopher Pike, Vice President, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of June, 2012.

/s/ Lisa Marie Battisti
Notary Public

My commission expires:	07/25/2015

CERTIFICATE

The undersigned, President of AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 10, 2012, and is in full force and effect:

"WHEREAS, AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER M. FASS and GREGORY T. MERZ as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-176316, 811-22599) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated: May 10, 2012	/s/ Barry Skolnick
Barry Skolnick
President, Treasurer and Secretary

AMERICAN REALTY CAPITAL REAL ESTATE INCOME FUND